Oppenheimer Main Street Fund®

Supplement dated February 26, 2014 to the

Prospectus and Statement of Additional Information

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer Main Street Fund (the “Fund”), each dated December 27, 2013, and is in addition to any other supplement(s).

Effective February 28, 2014, the Prospectus is revised as follows:

1.	The section titled “Portfolio Managers” on page 5 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Managers. Manind (“Mani”) Govil, CFA, has been lead portfolio manager and Benjamin Ram has been co-portfolio manager of the Fund since May 2009. Paul Larson has been a co-portfolio manager of the Fund since February 28, 2014.

2.	The first paragraph of the section titled “Portfolio Managers” on page 10 of the Prospectus is deleted in its entirety and replaced with:

Portfolio Managers. The Fund’s portfolio is managed by Manind (“Mani”) Govil, CFA, Benjamin Ram and Paul Larson, who are primarily responsible for the day-to-day management of the Fund’s investments. Mr. Govil has been a Vice President and lead portfolio manager of the Fund and Mr. Ram has been a Vice President and co-portfolio manager of the Fund since May 2009. Mr. Larson has been a Vice President and a co-portfolio manager of the Fund since February 28, 2014.

3.	The following paragraph is added before the final paragraph of the section titled “Portfolio Managers” on page 10 of the Prospectus:

Paul Larson has been a Vice President of the Sub-Adviser since January 2013. Prior to joining the Sub-Adviser, he was a portfolio manager and Chief Equity Strategist at Morningstar, during which time he was also an editor of Morningstar’s StockInvestor newsletter, which tracked Mr. Larson’s recommendations. He was previously an analyst at Morningstar covering the energy sector and oversaw the firm’s natural resources analysts. During his tenure at Morningstar, Mr. Larson also contributed to the ongoing development of Morningstar’s moat methodology and their initiation of the moat trend methodology. Prior to joining Morningstar in 2002, Mr. Larson was an analyst with The Motley Fool.

Effective February 28, 2014, the SAI is revised as follows:

1.	The paragraph titled “Portfolio Managers” on page 42 of the SAI is deleted in its entirety and replaced with the following:

Portfolio Managers. The Fund’s portfolio is managed by Manind (“Mani”) Govil, Benjamin Ram and Paul Larson (each is referred to as a “Portfolio Manager” and collectively they are referred to as the “Portfolio Managers”). They are the persons who are responsible for the day-to-day management of the Fund’s investments.

2.	The following row is added to the “Other Accounts Managed” table, and the following footnotes replace the existing footnotes to the “Other Accounts Managed” table, on pages 42-43 of the SAI:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed	Other Accounts Managed	Total Assets in Other Accounts Managed[2,3]
Paul Larson[4]	0	$0	0	$0	0	$0

1.	In billions.
2.	In millions.
3.	Does not include personal accounts of the portfolio managers and their families, which are subject to the Code of Ethics.
4.	Because Mr. Larson became a Portfolio Manager as of February 28, 2014, his information is shown as of January 31, 2014.

3.	The following row and footnotes are added to the “Ownership of Fund Shares” table on page 44 of the SAI:

Portfolio Manager Range of Shares Beneficially Owned in the Fund

Paul Larson[1]	$100,001-$500,000

1.	Because Mr. Larson became a Portfolio Manager as of February 28, 2014, his information is shown as of February 18, 2014.

February 26, 2014	PS0700.040